Exhibit 99.2

TECH 9 INC.

INTERIM FINANCIAL STATEMENTS

August 31, 2014
(Unaudited)
(Prepared by management)
(Amounts expressed in US Dollars)

Index

Page

Interim Balance Sheets as at August 31, 2014 (unaudited) and May 31, 2014 (audited)	2
Interim Statement of Operations and Comprehensive Loss for the three months ended August 31, 2014 and August 31, 2013	3
Interim Statement of Cash flows for the three months ended August 31, 2014 and August 31, 2013	4
Interim Statement of Changes in Stockholders’ Equity for the three months ended August 31, 2014 (unaudited) and year ended May 31, 2014 (audited)	5
Notes to Interim Financial Statements	6-14

1

TECH 9 INC.
INTERIM BALANCE SHEETS AS AT AUGUST 31, 2014 AND MAY 31, 2014
(Unaudited)
(Prepared by management)
(Amounts expressed in U.S. Dollars)

	August 31, 2014	May 31, 2014
	(unaudited)	(audited)
ASSETS

Current Assets
Cash	$-	$34,089
Accounts Receivable	133,172	155,141
Due from related party (Note 3)	570	-

Total Assets	$133,742	$189,230

LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current liabilities
Accounts payable and accrued liabilities	$219,124	$202,889
Bank Indebtedness	3,471
Customer deposit	-	92,234
Current portion of term loan (Note 9)	3,197	3,202
Due to related party (Note 3)	-	21,181

Total Current liabilities	225,792	319,506
TERM LOAN (Note 9)	10,802	11,597

Total Liabilities	236,594	331,103

Stockholders’ Deficiency
Capital stock (Note 4)	200	200
Accumulated other comprehensive income	615	499
Deficit	(103,667)	(142,572)

	(102,852)	(141,873)

Total liabilities and stockholders’ Deficiency	$133,742	$189,230

Going Concern (Note 1)
Related Party Transactions (Note 3)

Commitment and Contingencies (Note 11)

Subsequent Events (Note 12)

The accompanying notes are an integral part of the interim financial statements.

2

TECH 9 INC.
INTERIM STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
FOR THE THREE MONTHS ENDED AUGUST 31, 2014 and AUGUST 31, 2013
(Unaudited)
(Prepared by management)
(Amounts expressed in U.S. Dollars)

	2014	2013
Sales
Products	$96,909	$56,071
Services	60,752	38,092
	157,661	94,163
Cost of sales
Products	35,162	56,309
Services	23,913	26,324
	59,075	82,633

Gross profit	98,586	11,530
Operating expenses:
Consulting and professional	$39,244	$107,904
General and administrative	20,437	24,577
Depreciation	-	2,952
	59,681	135,433

Operating profit (loss)	38,905	(123,903)

Net income (loss) before taxes	38,905	(123,903)
Income tax	-	-
Net income (loss)	38,905	(123,903)
Foreign exchange translation adjustment	116	1,706
Comprehensive income (loss)	$39,021	$(122,197)

Weighted average number of common shares outstanding-basic and diluted	200	200
Earnings (Loss) per share – basic and diluted	$194.53	$(619.52)

The accompanying notes are an integral part of the interim financial statements.

3

TECH 9 INC.
INTERIM STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED AUGUST 31, 2014 and AUGUST 31, 2013
(Unaudited)
(Prepared by management)
(Amounts expressed in U.S. Dollars)

	2014	2013
Cash Flows from Operating Activities:
Net income (loss)	$38,905	$(123,903)
Depreciation	-	2,952
Changes in non-cash working capital:
Decrease in accounts receivables	21,791	71,876
Increase in accounts payable and accrued liabilities	16,571	39,062
Decrease in customer deposit	(92,316)	-
Net Cash used in Operating Activities	(15,049)	(10,013)

Cash Flows from Investing Activities:
Repayment of lease for purchase of vehicle*	-	(2,030)
Net Cash provided by (used in) Investing Activities	-	(2,030)

Cash Flows from Financing Activities:
Increase in bank indebtness	3,479	-
Term loan from bank, net	(780)	17,836
Advances from related party, net	(21,771)	17,166
Net Cash Provided (Used) by Financing Activities	(19,072)	35,002

Effects of foreign currency exchange rate changes	32	(1,097)

Net Increase (Decrease) in Cash	(34,089)	21,862
Cash at beginning of the period	34,089	12,873
Cash at end of the period	$-	$34,735

Supplemental information:
Income tax paid	Nil	Nil
Interest paid	238	759

* August 31, 2013-Excludes the purchase of vehicle and obligation under capital lease being non- cash transactions. Also excludes deferred costs relating to sales taxes, vehicle maintenance, and vehicle trade-in by a related party being non- cash transactions.

The accompanying notes are an integral part of the interim financial statements.

4

TECH 9 INC.
INTERIM STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY (DEFICIENCY)
FOR THE THREE MONTH PERIOD ENDED AUGUST 31, 2014 AND YEAR ENDED MAY 31, 2014
(Unaudited)
(Prepared by management)
(Amounts expressed in U.S. Dollars)

				Accumulated
	Number		Retained	Other	Total
	of Common shares	Capital Stock	Earnings (Accumulated Deficit)	Comprehensive Income (Loss)	Stockholders’ Equity (Deficiency)
		$	$	$	$
Balance as at May 31, 2013	200	200	31,798	(1,031)	30,967
Net loss for the year			(174,370)		(174,370)
Foreign currency translation				1,530	1,530
Balance as at May 31, 2014 (audited)	200	200	(142,572)	499	(141,873)
Net income (loss) for the period			38,905		38,905
Foreign currency translation				116	116
Balance as at August 31, 2014 (unaudited)	200	200	(103,667)	615	(102,852)

The accompanying notes are an integral part of the interim financial statements.

5

TECH 9 INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

AUGUST 31, 2014

(Unaudited)

(Prepared by management)

(Amounts expressed in U.S. Dollars)

1.	NATURE OF OPERATIONS

Basis of Presentation

The accompanying unaudited interim financial statements do not include all information and footnotes necessary for a fair presentation of financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles; however, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for a fair statement of the results for the interim periods.

The unaudited interim financial statements should be read in conjunction with the audited financial statements and Notes thereto for the year ended May 31, 2014. In the opinion of management, the accompanying unaudited interim financial statements reflect all adjustments of a normal recurring nature considered necessary to fairly state the financial position of the Company at August 31, 2014 and May 31, 2014, the results of its operations for the three month period ended August 31, 2014 and August 31, 2013, and its cash flows for the three-month period ended August 31, 2014 and August 31, 2013. The results of operations for the three-month period ended August 31, 2014 are not necessarily indicative of results to be expected for the full year.

The interim financial statements include the accounts of Tech 9 Inc. (the “Company” or “Tech 9”) prepared in accordance with generally accepted accounting principles of United States of America (“US GAAP”).

Nature of Operations

The Company was incorporated on January 11, 2013 in Ontario, Canada under the Business Corporation Act. The Company is engaged in the business of digital signage network, implementation, services and solutions. The Company’s sales and services include hardware and software sales, project management, installation, implementation and monitoring services.

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. This contemplates that assets will be realized and liabilities and commitments satisfied in the normal course of business.

The Company was incorporated on January 11, 2013, has limited operating history and used cash of $15,049 in its operations during the period ended August 31, 2014. This raises substantial doubt as to the Company’s continuance as a going concern, which is dependent upon its ability to obtain adequate financing and to reach profitable cash flow from operations.

The Company has working capital deficit of $92,050 and deficit of $103,667 as at August 31, 2014. The Company has bank indebtness of $3,471 as at August 31, 2014. The future of the Company is dependent upon its ability to obtain financing and upon future profitable operations. Management has plans to seek additional capital through private placements and public offering of its capital stock. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Although there are no assurances that management's plans will be realized, management believes that the Company will be able to continue operations in the future. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

6

TECH 9 INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

AUGUST 31, 2014

(Unaudited)

(Prepared by management)

(Amounts expressed in U.S. Dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES

The interim financial statements have, in management’s opinion, been properly prepared within reasonable limits of materiality and within the framework of the significant accounting policies summarized below:

Use of Estimates

The preparation of the interim financial statements in conformity with US GAAP requires management to make estimates and assumptions of future events that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements, such as accrued liabilities and recovery value of equipment, and the reported amounts of revenues and expenses for the reporting period. Actual results may differ from those reported.

Foreign Currency Translation

The Company’s functional currency is the Canadian Dollar and its presentation currency is the United States (“U.S.”) Dollar. The Company uses the “Current rate method” to translate its financial statements from Canadian Dollar into U.S. Dollars. The assets and liabilities of the Company, except for the capital, are translated into U.S. Dollars using the rate of exchange prevailing at the balance sheet date. The capital is translated at the historical rate. Adjustments resulting from the translation of the balance sheet of the Company into U.S. Dollars are recorded in stockholders' equity as part of other comprehensive income. The statement of operations is translated at average rates during the reporting period. Gains or losses resulting from transactions in currencies other than the functional currencies are reflected in the statement of operations for the reporting periods.

Revenue Recognition

The Company’s revenue recognition policy is consistent with the requirements of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 605, Revenue Recognition (ASC 605). In general, the Company records revenue when it is realized, or realizable and earned. The Company considers revenue to be realized, or realizable and earned, when the following revenue recognition requirements are met: persuasive evidence of an arrangement exists, the products have been delivered and /or installed or services have been performed; the sales price is fixed or determinable within the contract; and collectability is reasonably assured. For product sales, the Company determines that the earnings process is complete when title, risk of loss and the right to use equipment has transferred to the customer. Where the Company is contractually responsible for installation, revenue recognition occurs upon completion of the installation of equipment at a job site. Where the Company is not contractually responsible for installation, revenue recognition of these items is upon shipment or delivery to a customer location depending on the terms in the contract.

The application of ASC 605 to the Company's customer contracts requires judgment, including the determination of whether an arrangement includes multiple deliverables such as hardware, maintenance and/or other services. For contracts that contain multiple deliverables, total arrangement consideration is allocated at the inception of the arrangement to each deliverable based on the relative selling price method. The relative selling price method is based on a hierarchy consisting of vendor specific objective evidence (VSOE) (price when sold on a stand-alone basis), if available, or third-party evidence (TPE), if VSOE is not available, or estimated selling price (ESP) if neither VSOE nor TPE is available.

7

TECH 9 INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

AUGUST 31, 2014

(Unaudited)

(Prepared by management)

(Amounts expressed in U.S. Dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES – (Cont’d)

Comprehensive income or loss

The Company reports comprehensive income or loss in the statements of changes in stockholders’ equity. In addition to items included in net income or loss, comprehensive income or loss includes items currently charged or credited directly to stockholders’ equity such as foreign currency translation adjustment.

Income Taxes

The Company recognizes a liability or asset for deferred tax consequences of all temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years when the reported amounts of the assets and liabilities are recovered or settled. These deferred tax assets or liabilities are measured using the enacted tax rates that will be in effect when the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Deferred tax assets are reviewed periodically for recoverability, and valuation allowances are provided when it is more likely than not that some or all of the deferred tax assets may not be realized.

Impairment and Disposal of Long-Lived Assets

The carrying values of long-lived assets are reviewed on a regular basis for the existence of facts or circumstances that may suggest impairment. For assets that are to be held and used, an impairment loss is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets is less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded as the difference between the carrying value and fair value.

Financial Instruments

The Company’s financial instruments consist of account receivables, accounts payable and accrued liabilities and amounts due to related party. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest, or credit risks arising from these financial instruments. The fair values of these financial instruments approximate their carrying values due to the relatively short period to maturity for these instruments. The Company’s financial assets and liabilities are generally classified and measured as follows;

Assets/Liabilities	Classification	Measurement
Accounts Receivable	Loans and receivables	Amortized cost
Accounts payable and accrued liabilities	Other liabilities	Amortized cost
Customer deposit	Other liabilities	Amortized cost
Due to (from) related party	Other liabilities	Amortized cost

The hierarchy that prioritizes the inputs to valuation techniques used to measure fair value is divided into three levels:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Unadjusted quoted prices in active markets for similar assets or liabilities, unadjusted quoted prices for identical or similar assets or liabilities in markets that are not active or inputs, other than quoted prices in active markets, that are observable either directly or indirectly.

Level 3 — Unobservable inputs for which there is little or no market data.

8

TECH 9 INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

AUGUST 31, 2014

(Unaudited)

(Prepared by management)

(Amounts expressed in U.S. Dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES – (Cont’d)

Earnings (Loss) Per Share

The Company computes net loss of both basic and diluted earnings per share (“EPS”) on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti-dilutive.

Recently Issued Accounting Standards

ASU 2014-15 “Presentation of Financial Statements” – Going Concern (subtopic 205-40) disclosure of uncertainties about an entity’s ability to continue as a going concern. The amendment are intended to define management’s responsibility to evaluate whether there is substantial doubt about its ability to continue as a going concern and to provide related disclosures. The amendment is effective for annual periods ending after December 15, 2016. The Company has not evaluated the impact of this amendment.

ASU 2014-13 “Consolidation (Topic 810) - Measuring the Financial Assets and the Financial Liabilities of a Consolidated Collateralized Financing Entity”. The amendments in ASU 2014-13 provide an alternative to Topic 820, Fair Value Measurement, for measuring the financial assets and the financial liabilities of a consolidated collateralized financing entity to eliminate the difference in the fair value of the financial assets of a collateralized financing entity, as determined under GAAP, when they differ from the fair value of its financial liabilities even when the financial liabilities have recourse only to the financial assets. When the measurement alternative is elected, both the financial assets and the financial liabilities of the collateralized financing entity should be measured using the more observable of the fair value of the financial assets or the fair value of the financial liabilities. The amendments clarify that when the measurement alternative is elected, a reporting entity’s consolidated net income (loss) should reflect the reporting entity’s own economic interests in the collateralized financing entity, including: (1) changes in the fair value of the beneficial interests retained by the reporting entity, and (2) beneficial interests that represent compensation for services. The amendment is effective for the annual periods beginning after December 15, 2015. The Company has not evaluated the impact if this amendment on its financial statements.

ASU 2014-12 “Compensation – Stock Compensation (Topic 718) - Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period”. The amendments in ASU 2014-12 require that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. A reporting entity should apply existing guidance in Topic 718, Compensation – Stock Compensation, as it relates to awards with performance conditions that affect vesting to account for such awards. The performance target should not be reflected in estimating the grant-date fair value of the award. Compensation cost should be recognized in the period in which it becomes probable that the performance target will be achieved and should represent the compensation cost attributable to the period(s) for which the requisite service has already been rendered. If the performance target becomes probable of being achieved before the end of the requisite service period, the remaining unrecognized compensation cost should be recognized prospectively over the remaining requisite service period. The total amount of compensation cost recognized during and after the requisite service period should reflect the number of awards that are expected to vest and should be adjusted to reflect those awards that ultimately vest. The requisite service period ends when the employee can cease rendering service and still be eligible to vest in the award if the performance target is achieved. The amendment is effective for periods beginning after December 15, 2015

9

TECH 9 INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

AUGUST 31, 2014

(Unaudited)

(Prepared by management)

(Amounts expressed in U.S. Dollars)

2.	SIGNIFICANT ACCOUNTING POLICIES – (Cont’d)

Recently Issued Accounting Standards- (Cont’d)

ASU 2014-11 “Transfers and Servicing (Topic 860) - Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures'- The amendments in ASU 2014-11 align the accounting for repurchase-to-maturity transactions and repurchase agreements executed as a repurchase financing with the accounting for other typical repurchase agreements. Going forward, these transactions would all be accounted for as secured borrowings. The guidance eliminates sale accounting for repurchase-to-maturity transactions and supersedes the guidance under which a transfer of a financial asset and a contemporaneous repurchase financing could be accounted for on a combined basis as a forward agreement, which has resulted in outcomes referred to as off-balance-sheet accounting. ASU 2014-11 also brings U.S. GAAP into greater alignment with IFRS for repurchase-to-maturity transactions.

The amendments in the ASU require a new disclosure for transactions economically similar to repurchase agreements in which the transferor retains substantially all of the exposure to the economic return on the transferred financial assets throughout the term of the transaction. The amendments in the ASU also require expanded disclosures about the nature of collateral pledged in repurchase agreements and similar transactions accounted for as secured borrowings. The amendment is effective for the annual periods beginning after December 15, 2014. The Company has not evaluated the impact on its financial statements.

ASU 2014-09 “Revenue from Contracts with Customers”. The amendments in ASU 2014-09 affects any entity that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). This ASU will supersede the revenue recognition requirements in Topic 605, Revenue Recognition, and most industry-specific guidance, and creates a Topic 606 Revenue from Contracts with Customers. The amendment is effective for the periods beginning after December 15, 2016. The Company has not evaluated the impact of this amendment.

3.	RELATED PARTY TRANSACTIONS

August 31, 2014

The transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of consideration established and agreed to by the related parties under common control.

i) As of August 31, 2014, the Company has a receivable from a related party of $570 and is due on demand.

ii) During the three month period, the Company expensed management fees for $45,992 (CAD $49,820) to two directors of the Company.

10

TECH 9 INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

AUGUST 31, 2014

(Unaudited)

(Prepared by management)

(Amounts expressed in U.S. Dollars)

3.	RELATED PARTY TRANSACTIONS (cont’d)

August 31, 2013

i) As of August 31, 2013, the Company has loans payable to related parties for $31,235 (May 31, 2013: $15,798). The loan is due to a director and shareholder and is unsecured, free of interest and due on demand.

ii) During the quarter, the Company expensed management fee of $69,394 (CAD $72,000) to two directors of the Company of which $53,656 (CAD $56,500) was owed as of August 31, 2013 and included in accounts payable and accrued liabilities.

iii) During the quarter, the Company expensed fee of $19,277 (CAD $20,000) as consulting fees to a partnership in which an officer of the Company is a partner. As of August 31, 2013, the entire amount expensed was payable and included in accounts payable and accrued liabilities.

iv) During the quarter, the Company paid lease rent of $7,229 (CAD $7,500) for use of office space in Toronto, Canada, to a partnership in which an officer of the Company is a partner.

4.	CAPITAL STOCK

Authorized:

Common Stock: An unlimited number of common shares, without nominal or par value

Issued and outstanding:

Common Stock: 200 common shares

On January 11, 2013, the Company issued 100 common shares for $100.

On March 31, 2013, the Company issued 100 common shares for $100.

5.	SEGMENT INFORMATION

As at August 31, 2014 the Company operated only in one reportable segment. All assets of the business are located in Canada.

6.	CAPITAL MANAGEMENT

The Company manages its capital structure and makes adjustments to it, based on the funds available to the Company, in order to maintain its daily operations. The Board of Directors does not establish quantitative return on capital criteria for management, but rather relies on the expertise of the Company's management to sustain the future development of the business.

The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to procure materials and pay for administrative costs, the Company will generate sales, spend its existing working capital on need basis and raise additional unsecured loan amounts as needed.

Management reviews its capital management approach on an ongoing basis and believes that this approach, given the foregoing paragraph and the relative size of the Company, is reasonable.

11

TECH 9 INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

AUGUST 31, 2014

(Unaudited)

(Prepared by management)

(Amounts expressed in U.S. Dollars)

7.	INCOME TAXES

(a) Current income tax

	Quarter ended August 31, 2014	Year ended May 31, 2014
Net income (loss) before taxes	$38,905	$(180,203)
Corporate income tax rate	15.5%	15.5%
Income tax expense (recovery)	6,030	(27,931)
Non-capital loss carried forward	6,030	22,098
Income tax recovery (provision)	$-	$5,833

(b) Unrecognized deferred income tax assets

The significant component of the Company’s unrecognized deferred income tax asset is as follows:

	Quarter ended August 31, 2014	Year ended May 31, 2014
	$	$
Deductible temporary difference:	-	-
Non-capital loss carried forward	136,542	142,572
Unrecognized deferred tax asset	21,164	22,098

The Company has non-capital losses of approximately $136,542 available to apply against future taxable income. If not utilized, the non-capital losses expire as follows:

2034	$136,542

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK FACTORS

The fair value of a financial instrument is the estimated amount that the Company would receive or pay to settle the financial assets and financial liabilities as at the balance sheet date. The book value of accounts receivable, accounts payable and accrued liabilities, and due to related party approximate fair values at the balance sheet dates.

All financial instruments except for cash are classified as level 3. Cash is classified as level 1.

	August 31, 2014
Assets/Liabilities	Carrying Value	Fair Value
Cash	$-	$-
Accounts Receivable	$133,172	$133,172
Due from related party	$570	$570
Accounts payable and accrued liabilities	$219,124	$219,124
Bank indebtness	$3,471	$3,471

12

TECH 9 INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

AUGUST 31, 2014

(Unaudited)

(Prepared by management)

(Amounts expressed in U.S. Dollars)

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS AND RISK FACTORS (cont’d)

	May 31, 2014
Assets/Liabilities	Carrying Value	Fair Value
Cash	$34,089	$34,089
Accounts Receivable	$155,141	$155,141
Accounts payable and accrued liabilities	$202,889	$202,889
Income tax payable	$-	$-
Customer deposit	92,234	92,234
Due to related parties	$21,181	$21,181

Interest rate risk

The Company’s exposure to interest rate fluctuations is not significant.

Credit risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of accounts receivable. The Company is not exposed to material losses on its accounts receivable and future revenues. The Company mitigates its credit risk by performing credit checks on new customers before extending credit.

Liquidity risk

The Company’s exposure to liquidity risk is dependent on the collection of accounts receivable and the ability to raise funds to meet purchase commitments and to sustain operations. The company controls its liquidity risk by managing working capital and cash flows.

Foreign currency risk

The Company is exposed to foreign currency risk as substantially all of the Company’s cash is denominated in Canadian Dollars being the Company’s functional currency. This risk is partially mitigated by the fact that all costs associated with running of the Company are incurred in Canadian Dollars.

9.	TERM LOAN

On July 24, 2013 the Company obtained a term loan for an amount of CAD $18,800 repayable in 59 monthly installments of CAD $367.63 including interest and principal and bears interest at 6.5% per annum (prime plus 3.5% per annum). The loan is secured by a personal guarantee of a director. The interest paid for the three month period is $238 and the minimum principal payments for the next 5 years are as follows:

2015	$3,197
2016	3,528
2017	3,776
2018	3,498
$13,999
Long term portion	(10,802)
Short term portion	$3,197

13

TECH 9 INC.

NOTES TO INTERIM FINANCIAL STATEMENTS

AUGUST 31, 2014

(Unaudited)

(Prepared by management)

(Amounts expressed in U.S. Dollars)

10.	ECONOMIC DEPENDENCE

The Company did not have an economic dependence during the three month period ended August 31, 2014 (Three month period ended August, 31, 2013– 24% of its total revenue and 46% of its accounts receivable to one customer).

11.	COMMITMENTS AND CONTINGENCIES

Effective May 1, 2013, the Company executed agreements with its two directors to pay each director annual compensation as follows:

CAD$144,000 in the first year along with bonus at the rate of 1.5% of net sales and 100 common shares in the Company;

CAD $188,000 in the second year along with bonus at the rate of 1.5% of net sales;

CAD $225,000 in the third year along with bonus at the rate of 1.5% of net sales;

CAD $275,000 in the fourth year along with bonus at the rate of 1.5% of net sales;

CAD $315,000 in the fifth year along with bonus at the rate of 1.5% of net sales

The agreements provide for compensatory damages for early termination without cause.

12.	SUBSEQUENT EVENTS

On November 14, 2014, the Company entered into an agreement to purchase digital installed equipment with an approximate fair value of $97,000. This equipment was taken into inventory subsequent to the year end.

14